UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                February 18, 2007


                        Frontier Airlines Holdings, Inc.
             (Exact name of registrant as specified in its charter)

    Delaware                 000-51890               20-4191157
   (State of                (Commission           (I.R.S. Employer
 Incorporation)             File Number)          Identification No.)


       7001 Tower Road, Denver, Colorado                  80249
    (Address of principal executive offices)            (Zip Code)

                                  720-374-4200
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) On Monday, February 18, 2008, Mr. Paul H. Tate, the Company's Executive Vice-President and Chief Financial Officer, announced his resignation from the Company effective March 21, 2008, to accept a new position outside of the commercial airline industry.

Item 7.01 Regulation FD Disclosure.

A press release relating to Mr. Tate's resignation is furnished and attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

99.1 Press release dated February 18, 2007 entitled "Frontier Airlines Executive Vice President and Chief Financial Officer to Step Down Effective March 21, 2008."

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                         FRONTIER AIRLINES HOLDINGS, INC.



Date: February 18, 2008                  By: /s/  Sean E. Menke
                                         ---------------------------------------
                                         Its:  President and CEO